FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 1999


                          BROADBAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-21766                                                               56-1615990
(Commission File Number)                       (IRS Employer Identification No.)


4024 Stirrup Creek Drive
P.O. Box 13737
Durham, North Carolina                                                27709-3737
(Address of principal executive offices)                              (Zip Code)


                                 (919) 544-0015
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

               The Exhibit Index appears on Page 3 of this report.


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ITEM 5.  OTHER EVENTS.

         On January 29, 1999, the Registrant issued a press release that discloses that the Registrant submitted to NASDAQ on January 29, 1999 a request for an extension to achieve NASDAQ's continued listing requirements. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

         Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the Registrant's ability to achieve and maintain continued listing on the NASDAQ National Market. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include the possible failure to develop and implement the Registrant's plan and possible failure to grant the Registrant sufficient time to achieve and maintain continued listing on the NASDAQ National Market and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit No.             Exhibit

99.1                    Press Release of the Registrant, dated January 29, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 BROADBAND TECHNOLOGIES, INC.


                                                 By: /s/ David Orr
                                                 Name: President

Dated: February 1, 1999

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION                                             PAGE NO.

99.1            Press Release of the Registrant, dated January 29, 1999.       4







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Contact:  Jean C. Hines
                 (919) 405- 4741


           BROADBAND TECHNOLOGIES REQUESTS ADDITIONAL TIME FROM NASDAQ



Research Triangle Park, N.C.--(January 29, 1999)--BroadBand Technologies, Inc.
(BBTK) said today that the company has asked Nasdaq to extend the time previously granted to demonstrate compliance with Nasdaq Listing Standards. On November 12, 1998, Nasdaq informed BroadBand that the company would have until the close of business on February 1, 1999 to comply.

BroadBand and its advisors have been negotiating with the principal bondholder to restructure the company's 5% convertible debentures due in May 2001. If successful, this financial restructuring could enable the company to meet Nasdaq's continued listing requirements. Although the discussions continue, the groups have been unable to reach agreement on significant issues that affect existing shareholder value.

If the extension is denied, BroadBand's shares will be delisted and traded on the OTC Bulletin Board, an electronic quotation service.

This release contains forward-looking statements about the company's performance, including its ability to achieve and maintain Nasdaq's National Market Maintenance Standards. If Nasdaq grants the company's request, there is no assurance that the company will successfully complete the restructuring.

The company's Form 10K, Form 10Qs and other documents on file with the Securities and Exchange Commission identify important factors which could cause actual results to differ materially from those indicated by forward-looking statements. However, forward-looking statements are beyond the ability of the company to control and in many cases the company cannot predict all factors that would cause actual results to differ materially from those indicated by the forward-looking statements.

Founded in 1988, BroadBand Technologies, Inc. is a communications equipment company that manufactures and markets integrated network access platforms for the telecommunications industry. The company is headquartered in Research Triangle Park, NC.



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